Exhibit 99.1

Identiv Completes Acquisition of Freedom, Liberty, EnterphoneTM

MESH, and Services Business Lines of Viscount Systems, Inc.

FREMONT, Calif., January 3, 2019 — Identiv, Inc. (NASDAQ: INVE), a global provider of physical security and secure identification, has completed its previously announced acquisition of substantially all assets of the Freedom, Liberty, and Enterphone™ MESH products and services of Viscount Systems, Inc.

The acquisition strengthens Identiv’s premises segment by providing advanced, complementary solutions for the commercial and small- and medium-sized business (SMB) markets, leveraging Freedom’s IT-centric software, defined architecture, and hardware-light platform. The acquisition also adds Viscount’s web-based Freedom access control and Enterphone™ MESH telephone entry solutions to Identiv’s premises solutions. The Freedom platform is known for its early adoption of a web, API-based, cloud-ready architecture. Focused on the SMB and commercial markets, Freedom, and the entry-level Liberty product line, are highly scalable, making them suitable for enterprise and federal solutions as well. Identiv believes the combination creates one of the most-advanced, IT-centric solutions for physical security.

About Identiv

Identiv, Inc. is a global provider of physical security and secure identification. Identiv’s products, software, systems, and services address the markets for physical and logical access control, video analytics and a wide range of RFID-enabled applications. Customers in the government, enterprise, consumer, education, healthcare, banking, retail, and transportation sectors rely on Identiv’s access and identification solutions. Identiv’s mission is to secure the connected physical world: from perimeter to desktop access, and from the world of physical things to the Internet of Everything. Identiv is a publicly traded company and its common stock is listed on the NASDAQ Capital Market in the U.S. under the symbol “INVE.” For more information, visit identiv.com.

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including the statements regarding the Company’s expectations regarding future operating and financial performance, the Company’s beliefs that the acquisition is expected to strengthen the Company’s competitive position, including its premises segment, the expected synergies resulting from the acquisition, including potential benefits to customers, and the expected financial benefits from the acquisition, and the Company’s beliefs regarding its opportunities in various market segments is a forward-looking statement. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s ability to continue the momentum in its business, its ability to successfully execute its business strategy, the actual benefits and synergies achieved through the acquisition, the level of customer orders, customer response to the acquisition, the success of its products and partnerships, industry trends and seasonality, and factors discussed in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

Investor Relations Contact:

Matt Glover and Najim Mostamand, CFA

Liolios Group, Inc.

949-574-3860

IR@identiv.com

Media Contact:

press@identiv.com